UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 22, 2014

Advanced Photonix, Inc.
(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2925 Boardwalk, Ann Arbor, Michigan	48104
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(734) 864-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Fourth Amendment to Loan and Security Agreement with Silicon Valley Bank

On January 22, 2014, Advanced Photonix, Inc. (the “Company”), its wholly-owned subsidiary Picometrix, LLC (“Picometrix”), and Advanced Photonix Canada, Inc. (“APC”) (each a “Borrower” and, collectively the “Borrowers”) and Silicon Valley Bank (“SVB” or “Lender”) executed a Fourth Amendment (the “Loan Amendment") to the Loan and Security Agreement dated January 31, 2012 (as amended, the “Loan Agreement”) by and among the Borrowers and SVB.

The Loan Amendment changes the Revolving Maturity Date from the second anniversary of the Loan Agreement to March 31, 2014.  This has the effect of extending the maturity date of the Company’s revolving line of credit from January 31, 2014 to March 31, 2014.  All other terms and conditions of the Loan Agreement remain the same.

Third Amendment to Loan and Security Agreement (Ex-IM Loan Facility) with Silicon Valley Bank

On January 22, 2014, SVB and the Borrowers executed a Third Amendment (the “Ex-IM Amendment") to the Loan and Security Agreement (Ex-IM Loan Facility) dated January 31, 2012 (as amended, the “Ex-IM Loan Agreement”) by and among the Borrowers and SVB.

The Ex-Im Amendment changes the Revolving Maturity Date from the second anniversary of the Ex-IM Loan Agreement to March 31, 2014 and includes APC as a borrower.  This has the effect of extending the maturity date of the Company’s revolving line of credit from January 31, 2014 to March 31, 2014.  All other terms and conditions of the Ex-IM Loan Agreement remain the same.

The preceding descriptions of the Loan Amendment and Ex-IM Amendment are qualified in their entirety by reference to the copies of the Loan Amendment and Ex-IM Amendment filed herewith as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Exhibit

10.1	Fourth Amendment to Loan and Security Agreement by and among Silicon Valley Bank, Advanced Photonix, Inc., Picometrix, LLC, and Advanced Photonix Canada, Inc.

10.2	Third Amendment to Loan and Security Agreement (Ex-IM Loan Facility) by and among Silicon Valley Bank, Advanced Photonix, Inc., Picometrix, LLC, and Advanced Photonix Canada, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED PHOTONIX, INC.

	By:	/s/ Jeff Anderson
Jeff Anderson, Chief Financial Officer
Dated: January 27, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Fourth Amendment to Loan and Security Agreement by and among Silicon Valley Bank, Advanced Photonix, Inc., Picometrix, LLC, and Advanced Photonix Canada, Inc.

10.2	Third Amendment to Loan and Security Agreement (Ex-IM Loan Facility) by and among Silicon Valley Bank, Advanced Photonix, Inc., Picometrix, LLC, and Advanced Photonix Canada, Inc.